Exhibit 99.1

TALOS ENERGY COMMENTS ON RECENT REGULATORY ACTIONS AND REMAINS WELL-POSITIONED TO EXECUTE CORE BUSINESS PLAN AND GENERATE SHAREHOLDER VALUE

Houston, Texas, January 29, 2021 – Talos Energy Inc. (“Talos,” or the “Company”) (NYSE: TALO) today commented on recent Secretarial and Executive Orders (the “Orders”) pertaining to oil and natural gas activities on federal lands and reiterated its ability to continue normal operations for both existing production and future drilling projects.

Talos does not expect any material near-term impact to its business model, operating plans or ability to continue generating long-term shareholder value from the recently announced Orders. Specifically, last week’s Secretarial Order 3395 temporarily revised delegations of authority within the Department of the Interior for approvals of leases and permits outside of existing ongoing operations for the next 60 days, and does not constitute a ban or moratorium. Furthermore, as stated in this week’s Department of the Interior news release, the Executive Order issued on Wednesday places a pause on new leasing activities in federal lands, but it has no impact on existing operations or permits for existing leases, which are continuing to be reviewed and approved. Thus, Talos does not expect any material near-term impact to its current production or its ability to conduct development, exploitation and exploration activities across the Company’s significant footprint of approximately 1.5 million gross acres. Additionally, Talos expects to continue its highly active business development efforts across the industry’s 11.7 million acres of active federal leases in the U.S. Gulf of Mexico.

President and Chief Executive Officer Timothy S. Duncan commented: “Despite the current regulatory environment, we do not see any material impediments to continuing to execute our business – providing reliable secure, affordable, domestic energy resources to supply our society while operating in a safe, environmentally and socially responsible way. There is no doubt that oil and natural gas play a crucial role in our daily lives, supplying the growing demand for energy to generate electricity, fuel cars and airplanes and power domestic manufacturing. This demand is best supplied with our own domestic resources, rather than importing from abroad, which would increase emissions, increase costs to consumers, decrease government revenues, reduce security and destroy American jobs.”

Duncan continued: “The offshore segment of our industry is a leader in ESG matters, among numerous other critical issues. Production from the Gulf of Mexico has a highly competitive carbon intensity relative to other basins. We operate under some of the strictest regulatory standards in the world with a minimal physical footprint in remote locations away from towns and cities, and our production flows to market through pipelines instead of on trucks and trains. Offshore production in the Gulf of Mexico generated over $5 billion in government revenues for taxpayers in 2019, over $1 billion of which went directly to funding national parks through the Land and Water Conservation Fund. Lastly, the offshore oil and gas supply chain supports almost 350,000 jobs spanning all 50 states. At Talos, we are proud to provide products that are essential to modern daily life. We are equally proud to be a safe, responsible and positive force in our communities and are continuously working to improve performance in ESG focus areas, particularly with regard to emissions. As an industry leader, we intend to play an active role in continuing to educate our shareholders on the role that our Company plays in powering our country.”

ABOUT TALOS ENERGY

Talos Energy (NYSE: TALO) is a technically driven independent exploration and production company focused on safely and efficiently maximizing cash flows and long-term value through its operations, currently in the United States Gulf of Mexico and offshore Mexico. As one of the U.S. Gulf of Mexico’s largest public independent producers, we leverage decades of geology, geophysics and offshore operations expertise towards the acquisition, exploration, exploitation and development of assets in key geological trends that are present in many offshore basins around the world. Our activities in offshore Mexico provide high impact exploration opportunities in an oil rich emerging basin. For more information, visit www.talosenergy.com.

INVESTOR RELATIONS CONTACT

Sergio Maiworm

+1.713.328.3008

investor@talosenergy.com

TALOS ENERGY INC.	333 Clay St., Suite 3300, Houston, TX 77002

CAUTIONARY STATEMENT ABOUT FORWARD-LOOKING STATEMENTS

This communication may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this communication, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this communication, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “forecast, “may,” “objective,” “plan” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events.

We caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include, but are not limited to, the impact on our business of current and proposed regulatory actions, including the recent executive orders issued by the Biden Administration and including with respect to repairs to the Ram Powell facility, commodity price volatility, the ongoing impact of the coronavirus disease 2019 (“COVID-19”) and governmental measures related thereto on global demand for oil and natural gas and on the operations of our business, the ability or willingness of the Organization of Petroleum Exporting Countries (“OPEC”) and non-OPEC countries, such as Saudi Arabia and Russia, to set and maintain oil production levels and the impact of any such actions, the impact of hurricanes and other storms, inflation, lack of availability of drilling and production equipment and services, environmental risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating reserves and in projecting future rates of production, cash flow and access to capital, the timing of development expenditures, the possibility that the anticipated benefits of recent acquisitions are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of such acquisitions, and other factors that may affect our future results and business, generally, including those discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020.

Should one or more of these risks occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. All forward-looking statements, expressed or implied, are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, to reflect events or circumstances after the date of this communication.

Estimates for our future production volumes are based on assumptions of capital expenditure levels and the assumption that market demand and prices for oil and gas will continue at levels that allow for economic production of these products. The production, transportation, marketing and storage of oil and gas are subject to disruption due to transportation, processing and storage availability, mechanical failure, human error, hurricanes and numerous other factors. Our estimates are based on certain other assumptions, such as well performance, which may vary significantly from those assumed. Therefore, we can give no assurance that our future production volumes will be as estimated.

This communication may also contain statements based on hypothetical or adverse scenarios and assumptions, and these statements should not necessarily be viewed as being representative of current or actual risk or forecasts of expected risk. In addition, while future events discussed in this communication may be significant, any significance should not be read as necessarily rising to the level of any specific definition of materiality, including the definitions of materiality used pursuant to federal securities laws.

TALOS ENERGY INC.	333 Clay St., Suite 3300, Houston, TX 77002